July 31, 2019
Supplement to the Prospectus and Statement of Additional Information
dated January 31, 2019
Ziegler Senior Floating Rate Fund

Class A	ZFLAX
Class C	ZFLCX
Institutional Class	ZFLIX
Effective July 31, 2019, Mr. John D’Angelo no longer serves as Portfolio Manager to the Ziegler Senior Floating Rate Fund ("the Fund") and all references to Mr. D'Angelo are removed in their entirety.
Mr. George Marshman and Mr. Scott Roberts will continue as portfolio managers along with Mr. Gil Tollinchi.
Effective July 31, 2019, Mr. Gil Tollinchi serves as Portfolio Manager to the Fund. The "Management" table on Page 7 of the Prospectus is revised to include the following:
Management

Sub-Adviser	Portfolio Managers	Years Managing the Fund
Pretium Credit Management, LLC	Gil Tollinchi	Since 2019
The "Portfolio Managers" section beginning on Page 15 of the Prospectus is revised to include the following:
Mr. Tollinchi is a Portfolio Manager for the Ziegler Senior Floating Rate Fund and is a Managing Director at Pretium. Mr. Tollinchi joined Pretium in 2018 from Nomura Securities, where he served as a Managing Director. Previously, he was Head of Business Development for the broadly syndicated loan business at Golub Capital. Prior to joining Golub, he was a Managing Director at Crescent Capital Group and its predecessor, TCW Group from 2006 to 2017. At Crescent, he helped build and manage the bank loan business and was Head of Trading. He was also the chair of Crescent's capital markets Valuation and Trading and Brokerage committees. Mr. Tollinchi began his career at The Bank of New York, where he completed his credit training and helped launch the bank's loan asset management business. Mr. Tollinchi earned a BBA in International Business from Iona College and an MBA from the University of Wisconsin-Madison, where he was awarded a fellowship.
The "Portfolio Managers" section beginning on Page 21 of the Statement of Additional Information ("SAI") is revised to include the following:
The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within various categories as of June 30, 2019.

Gil Tollinchi Type of Accounts	Number of Accounts	Total Assets (in millions)	Number of Accounts with Advisory Fee based on Performance	Total Assets (in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	8	$2,509,727	8	$2,509,727
Other Accounts	0	$0	0	$0

Dollar Range of Equity Securities in the Fund Beneficially Owned
by the Portfolio Managers as of June 30, 2019
(None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000,
$500,001- $1,000,000, Over $1,000,000)

Gil Tollinchi	None

In addition, the "Shareholder Information" section beginning on Page 16 of the Prospectus has been revised to include the following "Class A Shares" and "Class C Shares" disclosures:
Class A Shares
If you purchase Class A shares of the Fund, you will pay the offering price, which is the NAV next determined after your order is received plus a front-end sales charge (shown in percentages below), depending on the amount of your investment. Because of rounding in the calculation of the “offering price”, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends that you reinvest in additional Class A shares.
The table below shows the rate of sales charge you pay, depending on the amount of your investment. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy Class A shares from a Financial Intermediary. Such Financial Intermediaries will receive the sales charge imposed on purchases of Class A shares and will retain the full amount of such sales charge. Financial Intermediaries will receive a Rule 12b-1 distribution and service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $100,000	4.25	4.44	4.25
$100,000 but less than $250,000	3.50	3.63	3.50
$250,000 but less than $500,000	2.50	2.56	2.50
$500,000 but less than $750,000	2.00	2.04	2.00
$750,000 but less than $1 million	1.50	1.52	1.50
$1 million but less than $5 million[1]	0	0	1.00
$5 million but less than $15 million[1]	0	0	0.50
$15 million or more[1]	0	0	0.25
1 A Financial Intermediary may be paid a commission of up to 1.00% on Fund purchases of $1 million or more. Starting in the thirteenth month after purchase, the annual 12b-1 distribution and service fee of up to 0.25% will be paid to the Financial Intermediary. The Financial Intermediary will start receiving the annual 12b-1 distribution and service fee immediately if no commission is paid at purchase. Please contact your Financial Intermediary for more information.

Investments of $1,000,000 or More
You do not pay a front-end sales charge when make a purchase of $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a Contingent Deferred Sales Charge (“CDSC”) of up to 1.00%. Any CDSC is based on the original cost of the shares or the current market value, whichever is less.
Class C shares
Class C shares may be purchased only through Financial Intermediaries. You buy Class C shares at net asset value with no front-end sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a CDSC of 1.00%.
Financial Intermediaries selling Class C shares are paid a commission of up to 1.00% of the purchase price of the Class C shares they sell. Financial Intermediaries will receive Rule 12b-1 distribution and service fee payments on Class C shares at an annual rate of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them following the first year of purchase. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.
Lastly, the "Distributions and Tax Information" section, first paragraph under "Distributions" beginning on Page 32 of the SAI is revised to read as follows:
The Fund will generally make distributions of dividends from any net investment income daily and capital gains annually. The Fund may make an additional payment of dividends or distributions of capital gains if it deems it necessary for federal income tax purposes or otherwise desirable at any other time of the year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

Please retain this Supplement with the Prospectus and SAI